Exhibit 99.1

MCEWEN TO HOST LIVE BULLPEN Q&A

MODERATED BY ANTHONY VACCARO OF THE NORTHERN MINER GROUP

AT THE 2026 ANNUAL MEETING

TORONTO, June 1, 2026 - McEwen Inc. (NYSE/TSX: MUX) (“McEwen” or the “Company”) invites shareholders and interested stakeholders to attend its 2026 Annual Meeting on Thursday, June 4, 2026, at 4:30 p.m. EDT, in Toronto and online via live webcast. The meeting will be followed by a live Bullpen Q&A session.

Thursday, June 4, 2026

4:30 p.m. EDT

Vantage Venues, 27th Floor

150 King Street West

Toronto, ON M5H 1J9, Canada

Bullpen Q&A

Following the formal part of the Annual Meeting, shareholders and guests are invited to join a Bullpen Q&A moderated by Anthony Vaccaro, President of The Northern Miner Group, featuring members of our leadership: Rob McEwen, Chairman and Chief Owner; Ian Ball, Vice-Chairman; and Michael Meding, Managing Director of McEwen Copper.

Designed as an open and engaging forum, the Bullpen Q&A will move beyond the traditional Annual Meeting format into a candid, in-depth conversation on the Company’s business, outlook and strategy. Expected topics include operational performance, growth plans, capital allocation, strategic considerations for McEwen Copper and Los Azules, key opportunities and challenges facing the business, the outlook for gold and copper markets, and questions submitted by investors.

Submit Questions in Advance

Shareholders may submit questions in advance for consideration during the live webcast. Questions may be submitted through the webcast registration link or by emailing info@mcewenmining.com. Participants may also submit questions throughout the webcast by using the Q&A icon in the webcast interface.

Attend

The Annual Meeting and Bullpen Q&A will be held in person and simultaneously broadcast via live webcast. Guests planning to attend in person are encouraged to RSVP at info@mcewenmining.com.

To register for the live webcast, please visit: https://vantagevenues.zoom.us/webinar/register/WN_voXdh5dbRSKwcaMLWmV2Yg#/registration.

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How to Vote Your Shares

Additional information regarding the Annual Meeting, including the Company’s 2026 proxy materials, is available at www.mcewenmining.com and under McEwen Inc.’s profile on SEDAR+ and EDGAR.

Shareholders of record as of April 20, 2026, are encouraged to vote their shares in advance of the Annual Meeting. To vote your shares, please follow the instructions mailed with your proxy materials. If you require assistance voting, please contact Investor Relations (contact information at the end of this press release).

ABOUT ANTHONY VACCARO

As President of The Northern Miner Group, Anthony Vaccaro has overall responsibility for some of the mining industry’s leading media, data and talent solution brands, including The Northern Miner, MINING.com and Canadian Mining Journal. He has also been instrumental in launching and promoting The Great Canadian Treasure Hunt, a nationwide initiative created by The Northern Miner Group to reconnect Canadians with the importance and rich history of the mining industry. Mr. Vaccaro holds the CFA designation, has an MBA in Investment Management and serves on the Board of The Canadian Mining Hall of Fame.

ABOUT MCEWEN

McEwen shares trade on both the NYSE and TSX under the ticker MUX.

McEwen provides its shareholders with exposure to a growing base of gold and silver production in addition to a very large copper development project with exciting optionality, all in the Americas. The gold and silver mines are in prolific mineral-rich regions of the world: the Cortez Trend in Nevada, USA, the Timmins district of Ontario and Flin Flon in Manitoba, Canada, and the Deseado Massif in Santa Cruz province, Argentina. McEwen is also reactivating its gold and silver El Gallo Mine in Mexico.

The Company has a 46.3% interest in McEwen Copper, which owns the large, long-life, advanced-stage Los Azules copper development project in San Juan province, Argentina – a region that hosts some of the country’s largest copper deposits. According to the last financing for McEwen Copper, the implied value of McEwen’s ownership interest is US$457 million.

The Los Azules copper project is designed to be one of the world’s first regenerative copper mines and carbon neutral by 2038. Its Feasibility Study results were announced in the press release dated October 7, 2025.

McEwen also recently purchased 27.3% of Paragon Advanced Labs Inc., a newly listed public company that is deploying PhotonAssay™ units around the world, a technology that the Company believes is poised to become the new industry standard for assaying precious and base metals, with Paragon aiming to be one of the leading service providers.

Chairman and Chief Owner Rob McEwen has invested US$290 million personally and takes a salary of $1 per year, aligning his interests with shareholders. He is a recipient of the Order of Canada, a member of the Canadian Mining Hall of Fame and a winner of the EY Entrepreneur of the Year (Energy) award. His objective is to build MUX’s profitability, share value, and ultimately implement a dividend policy, as he did while building Goldcorp Inc.

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CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This news release contains certain forward-looking statements and information, including "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, are as at the date of this news release and are McEwen Inc.'s (the "Company") estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to receive or receive in a timely manner permits or other approvals required in connection with operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, foreign exchange volatility, foreign exchange controls, foreign currency risk, and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Inc.'s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and other filings with the Securities and Exchange Commission, under the caption "Risk Factors", for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by the management of McEwen.

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CONTACT INFORMATION		X:	X.com/mceweninc
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Suite 2800, PO Box 24
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(866)-441-0690 - Toll free line
(647)-258-0395	Rob McEwen	Facebook:	facebook.com/mcewenrob
Mihaela Iancu ext. 2006		LinkedIn:	linkedin.com/in/robert-mcewen-646ab24
info@mcewenmining.com		X:	X.com/robmcewenmux

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